                            INFORMATION REQUIRED IN
                                PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        AMBASSADORS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                        AMBASSADORS INTERNATIONAL, INC.
                         DWIGHT D. EISENHOWER BUILDING
                            110 SOUTH FERRALL STREET
                           SPOKANE, WASHINGTON 99202


                                                                  April 14, 1999


To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Ambassadors International, Inc. (the "Company"), which will be held at 10:00 a.m., local time, on May 14, 1999, at the Company's offices at 1071 Camelback Street, Newport Beach, California 92660. All holders of the Company's outstanding common stock as of the close of business on April 8, 1999, are entitled to vote at the Annual Meeting. Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy.

     We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the Proxy in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                          Sincerely,

                                          /s/ JEFFREY D. THOMAS
                                          Jeffrey D. Thomas
                                          Secretary

                        AMBASSADORS INTERNATIONAL, INC.
                         DWIGHT D. EISENHOWER BUILDING
                            110 SOUTH FERRALL STREET
                           SPOKANE, WASHINGTON 99202


                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 14, 1999

                         ------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Ambassadors International, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on May 14, 1999, at the Company's offices at 1071 Camelback Street, Newport Beach, California 92660, for the following purposes:

     1. To elect two (2) Class III directors to hold office for a three-year term and until their respective successors are elected and qualified.

     2. To approve and adopt an amendment to the Amended and Restated 1995 Equity Participation Plan of Ambassadors International, Inc.

     3. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 1999.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 8, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

                                          By Order of the Board of Directors

                                          /s/ JEFFREY D. THOMAS
                                          Jeffrey D. Thomas
                                          Secretary


Dated: April 14, 1999

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                        AMBASSADORS INTERNATIONAL, INC.
                         DWIGHT D. EISENHOWER BUILDING
                            110 SOUTH FERRALL STREET
                           SPOKANE, WASHINGTON 99202

                         ------------------------------

                                PROXY STATEMENT

                         ------------------------------

                              GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Ambassadors International, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., local time, on May 14, 1999, at the Company's offices at 1071 Camelback Street, Newport Beach, California 92660, and at any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company or by issuance of a subsequent proxy. In addition, a stockholder attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.

     At the close of business on April 8, 1999, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 9,726,435 shares of Common Stock, $0.01 par value per share ("Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on April 8, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     The enclosed Proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters which may be properly brought before the Annual Meeting. At the time of printing this Proxy Statement, the management of the Company is not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to the management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxyholders.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of the Board of Directors. Neither abstentions nor broker non-votes will be counted for the purposes of determining whether any of the proposals has been approved by the stockholders of the Company, although they will be counted for purposes of determining the presence of a quorum.

     The election of directors requires a plurality of the votes cast by the holders of the Company's Common Stock. A "plurality" means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting.

     The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, by telex, or by telephone, by directors, officers, and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this Proxy Statement and accompanying Proxy will be mailed on or about April 14, 1999 to all stockholders entitled to vote at the Annual Meeting.

     The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

                             ELECTION OF DIRECTORS
                           (ITEM 1 OF THE PROXY CARD)

     The Company has a classified Board of Directors, which is divided into three classes, consisting of two Class I Directors, two Class II Directors, and two Class III Directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on the annual meeting dates. The term of the two Class III Directors, Rafer L. Johnson and John C. Spence, will expire at this year's Annual Meeting. The term of the two Class II Directors, John A. Ueberroth and James L. Easton, will expire at the Annual Meeting of Stockholders to be held in 2000. The term of the two Class I Directors, Peter V. Ueberroth and Richard D. C. Whilden, will expire at the Annual Meeting of Stockholders to be held in 2001.

     At this year's Annual Meeting, two Class III Directors are to be elected. Management's nominees for election at the Annual Meeting as Class III Directors are Rafer L. Johnson and John C. Spence. The enclosed Proxy will be voted in favor of these individuals unless other instructions are given. If elected, the nominees will serve as directors until the Company's Annual Meeting of Stockholders in the year 2002, and until their successors are elected and qualified. If either nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as management may designate.

     If a quorum is present and voting, the two nominees for Class III Directors receiving the highest number of votes will be elected as Class III Directors. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority, i.e., "broker non-votes," will be counted as present for purposes of determining if a quorum is present.

     The table below sets forth for the current directors, including the Class III nominees to be elected at this meeting, certain information with respect to age and background.

                                                                                          DIRECTOR
NAME                                                        POSITION WITH COMPANY   AGE    SINCE
----                                                        ---------------------   ---   --------
Class III Directors currently standing for re-election:
     Rafer L. Johnson.....................................  Director                63      1995
     John C. Spence.......................................  Director                69      1995

Class II Directors whose term expires at the Annual
  Meeting to be held in 2000:
     John A. Ueberroth....................................  President and Chief     55      1995
                                                            Executive Officer
     James L. Easton......................................  Director                63      1995

Class I Directors whose term expires at the Annual Meeting
  to be held in 2001:
     Peter V. Ueberroth...................................  Chairman of the Board   61      1995
     Richard D. C. Whilden................................  Director                65      1995

BUSINESS EXPERIENCE

Directors and Nominees for Directors

     Class III Directors
     -------------------

     Rafer L. Johnson has served as a director of the Company since 1995. Mr. Johnson is a World and Olympic record holder in the decathlon. Mr. Johnson devotes a substantial amount of his time to mentally and physically handicapped children and adults. He has been associated with California Special Olympics since its inception in 1969, served as the President of its Board of Directors for ten years, and currently is Chairman of its Board of Governors. He has been appointed to national and international foundations and Presidential Commissions, with a concentration on youth development. Mr. Johnson also is National Head Coach for

Special Olympics International and a member of its Board of Directors, and, in addition, serves on a variety of special boards and committees in the world of sports and community services.

     John C. Spence has served as a director of the Company since 1995. He is also a director of American Physicians Network, a manager of cardiology networks, with an emphasis on disease management and congestive heart failure. Since August 1998, he has been a director and President of, and a consultant to, Catheter Innovations, Inc., a manufacturer of catheter I.V. devices. From April 1993 to January 1998, Mr. Spence was President of Avco Insurance Services, a provider of credit and credit related insurance to financial institutions, and served as its Chairman until his retirement in April 1998. From October 1990 to April 1993, he was President of Endovascular Instruments, Inc., a manufacturer of medical devices. Prior to that time, Mr. Spence was an independent consultant.

     Class I Directors
     -----------------

     Peter V. Ueberroth has served as Chairman of the Board of the Company since 1995. Since 1989, Mr. Ueberroth has served as Managing Director of The Contrarian Group, a business management company. From 1984 to 1989, Mr. Ueberroth served as the sixth Commissioner of Major League Baseball. From 1979 to 1984, he served as President and Chief Executive Officer of the Los Angeles Olympic Organizing Committee. Mr. Ueberroth founded First Travel Corporation in 1962, and sold it to the Carlson Travel Group in 1979. Mr. Ueberroth currently serves as a director of The Coca-Cola Company, CB Commercial Real Estate Services Group, Inc., Promus Hotel Corp., and Transamerica Corporation.

     Richard D. C. Whilden has served as a director of the Company since 1995. Since 1990, Mr. Whilden has been a principal of The Contrarian Group, a business management company. Since September 1996, he has also served as Chairman of the Board, and from March 1998 to March 1999, he served as President and Chief Executive Officer, of Internet Travel Network ("ITN"), an Internet software service bureau, in which the Company has a minority interest. From April 1993 to August 1994, Mr. Whilden was the Chairman of the Board of Directors of Caliber Bank in Phoenix, Arizona and, from December 1993 to August 1994, he was the Chief Executive Officer, President and Chairman of the Board of Directors of the bank's holding company, Independent Bankcorp of Arizona, Inc. In addition, Mr. Whilden remained as a director of the holding company and of the bank until they were sold in 1995. From 1959 to 1989, Mr. Whilden was employed by TRW, Inc., during which time he served as Executive Vice President from 1984 to 1989.

     Class II Directors
     ------------------

     John A. Ueberroth has served as President, Chief Executive Officer and a director of the Company since 1995 and as President of Ambassadors Performance Group, Inc. since April 1999. Since 1989, Mr. Ueberroth has been a principal of The Contrarian Group, a business management company. From 1990 to 1993, he served as Chairman and Chief Executive Officer of Hawaiian Airlines. From 1980 to 1989, Mr. Ueberroth served as President of Carlson Travel Group. In addition, Mr. Ueberroth has served as Chairman of the Travel Industry Association of America (1986-1987) and President of the United States Tour Operator Association (1987-1988). He is currently a member of the Board of Directors of ITN, in which the Company has a minority interest. Since January 1999, Mr. Ueberroth has also served as a director of Scheduled Airlines Traffic Offices, Inc. ("SatoTravel"), in which the Company has purchased a minority interest.

     James L. Easton has served as a director of the Company since 1995. Since 1973, Mr. Easton has served as Chairman and President of Jas. D. Easton, Inc. and Easton Sports Inc., a diversified international sporting goods company. He is one of only two United States citizens to serve as a member of the International Olympic Committee. He also serves as President of Federation Internationale de Tir a l'Arc (FITA-International Archery Federation), is a member of the Board of Visitors of John E. Anderson Graduate School of Management at the University of California at Los Angeles, and is an Executive Board Member of the Salt Lake City Organizing Committee and the U.S. Olympic Committee.

     Executive Officers
     ------------------

     Jeffrey D. Thomas, age 32, has served as Chief Financial Officer, Vice President of Finance and Secretary of the Company since January 1996, and from October 1995 to December 1995 he was Assistant Vice President of Finance of the Company. Mr. Thomas also serves as President (since August 1996) of Ambassadors Education Group, Inc., and Vice President, Secretary and Treasurer (since January 1996) of Ambassadors Performance Group, Inc., both wholly-owned subsidiaries of the Company. From July 1994 to October 1995, Mr. Thomas was Director of Business Development for Adia Personnel Services, one of the largest personnel companies in the world. From September 1993 to July 1994, Mr. Thomas was employed by The Contrarian Group, a business management company, and from 1989 to 1993 he was a consultant for Corporate Decisions, Inc., an international business consulting firm. Since January 1999, Mr. Thomas has also served as a director of SatoTravel, in which the Company has purchased a minority interest.

     Ronald L. Merriman, age 54, served as Executive Vice President of the Company and President of Ambassadors Performance Group, Inc. from August 1997 until March 1999. From 1967 to August 1997, Mr. Merriman was with KPMG Peat Marwick ("KPMG"), the international accounting and consulting firm, where he was a partner from July 1977 to August 1997, and served on KPMG's National Management Committee from October 1990 to August 1997. Mr. Merriman also served as KPMG's National and International Managing Partner -- Health Care from July 1993 to August 1997, and as Area Managing Partner for the Western Region from October 1990 to June 1993. Previously, he served on KPMG's Board of Directors and as International Partner-In-Charge of KPMG's transportation and tourism business.

     There are no arrangements or understandings known to the Company between any of the directors or nominees for director of the Company and any other person pursuant to which any such person was or is to be elected a director.

     John A. Ueberroth and Peter V. Ueberroth are brothers. Jeffrey D. Thomas is the son-in-law of Peter V. Ueberroth. Other than these relationships, there are no family relationships among the directors and executive officers of the Company.

THE BOARD RECOMMENDS A VOTE FOR RAFER L. JOHNSON AND FOR JOHN C. SPENCE AS CLASS III DIRECTORS.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     There were seven meetings of the Board of Directors, four of which were regularly scheduled meetings, and the Board of Directors took action by unanimous written consent without a meeting an additional three times during 1998. James L. Easton attended fewer than 75% of the meetings of the Board of Directors during 1998. The Board of Directors has authorized an Audit Committee and a Compensation Committee. The members of each committee are nominated by the majority vote of the Board of Directors. There is no nominating committee.

Audit Committee

     The Audit Committee makes recommendations for selection of the Company's independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and any non-audit fees, and reviews the adequacy of the Company's internal accounting controls and financial management practices. The Audit Committee consists of Messrs. John A. Ueberroth, Spence and Johnson. There were two meetings of the Audit Committee during 1998.

Compensation Committee

     The Compensation Committee is responsible for determining compensation for the Company's executive officers and for administering the Company's Amended and Restated 1995 Equity Participation Plan (the "Incentive Plan"). The Compensation Committee consists of Messrs. Peter V. Ueberroth, Easton and

Whilden. There were two meetings of the Compensation Committee, and the Compensation Committee took action by unanimous written consent without meeting an additional three times, during 1998. See "Report of Compensation Committee on Executive Compensation."

DIRECTOR COMPENSATION

     Each of the Company's non-employee directors receives fees of $10,000 per year plus $1,000 per board meeting attended. In addition, each director is reimbursed for certain out-of-pocket expenses incurred in connection with attendance at board and committee meetings. Pursuant to the Incentive Plan, each of the Company's non-employee directors, on the date they are first elected to the Board, receives a grant of non-qualified stock options to purchase 10,000 shares of the Company's Common Stock at the fair market value of the Common Stock on the date of grant. The directors' options vest in equal annual installments over a four year period.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table sets forth the compensation for the Chief Executive Officer and each of the executive officers whose individual remuneration exceeded $100,000 for the fiscal year ended December 31, 1998 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM COMPENSATION
                                                                        -----------------------------
                                            ANNUAL COMPENSATION                            SECURITIES
                                       -----------------------------      RESTRICTED       UNDERLYING
NAME AND PRINCIPAL POSITION            YEAR    SALARY($)    BONUS($)    STOCK AWARDS($)     OPTIONS
---------------------------            ----    ---------    --------    ---------------    ----------
John A. Ueberroth....................  1998     170,000          --              --              --
President, Chief Executive Officer     1997     180,000          --              --              --
                                       1996      71,952          --              --              --

Jeffrey D. Thomas....................  1998     120,000     180,000              --              --
Executive Vice President, Chief
  Financial                            1997     120,000      90,000              --          50,000(1)
  Officer and Secretary                1996     101,780      40,720              --          25,000(1)

Ronald L. Merriman(2)................  1998     120,000      70,000              --              --
Executive Vice President               1997      46,293          --         437,500(3)      100,000(1)
                                       1996         n/a         n/a             n/a             n/a

------------------------------
(1) The stock options were granted under the Incentive Plan.

(2) Mr. Merriman's employment with the Company commenced in August 1997.

(3) Mr. Merriman was granted the right to receive 50,000 shares of Common Stock, which shares vest in four equal annual installments beginning on January 1, 1998. The value of the Company's Common Stock on the date of grant was $8.75 per share. Upon Mr. Merriman's resignation in March 1999, the right to receive the unvested 25,000 shares of Common Stock (with a value of $218,750 included above) lapsed.

OPTION GRANTS

     There were no stock option grants to any of the Named Executive Officers during the fiscal year ended December 31, 1998.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth information regarding unexercised options held by the Named Executive Officers. No options were exercised during the fiscal year ended December 31, 1998:

                 AGGREGATED OPTION EXERCISE IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                       NUMBER OF UNEXERCISED
                                                            OPTIONS AT             VALUE OF IN-THE-MONEY
                                                          FISCAL YEAR END        OPTIONS AT FISCAL YEAR END
NAME                                                 EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                                                 -------------------------   --------------------------
John A. Ueberroth..................................           0                           $0
Jeffrey D. Thomas..................................     43,750/56,250               $165,375/86,375
Ronald L. Merriman.................................     25,000/75,000              $150,000/450,000

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Peter V. Ueberroth, Easton and Whilden served as the members of the Compensation Committee during 1998. During 1998, John A. Ueberroth, President and Chief Executive Officer of the Company, served as a director of ITN. Richard
D. C. Whilden, who at the time was President and Chief Executive Officer of ITN, served on the Compensation Committee of the Company's Board of Directors. ITN is a nonpublic corporation in which the Company made an investment in April 1996.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     This Compensation Committee Report discusses the components of the Company's executive officer compensation policies and programs and describes the bases upon which compensation is determined by the Compensation Committee with respect to the executive officers of the Company, including the Named Executive Officers.

     The Compensation Committee reviews and approves salaries, bonuses, benefits and other compensation for executive officers and key employees of the Company, and it also administers the Incentive Plan. The Compensation Committee is composed of three non-employee directors.

     Compensation Philosophy. The Compensation Committee endeavors to ensure that the compensation programs for the executive officers of the Company and its subsidiaries are effective in attracting and retaining key executives responsible for the success of the Company and are administered with the long-term interests of the Company and its stockholders in mind. The Compensation Committee seeks to align total compensation for senior management with corporate performance by linking directly executive compensation to individual and team contributions, continuous improvements in corporate performance and stockholder value.

     The Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the executive officers. The Compensation Committee considers such corporate performance measures as net income, earnings per share and cash flow, and may vary its quantitative measurements from employee to employee and from year to year. The Compensation Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as superior individual performance, new responsibilities or positions within the Company, leadership ability and overall contributions to the Company.

     In order to attract and retain highly qualified executives in the areas in which the Company does business and in recognition of the overall competitiveness of the market for highly qualified executive talent, the Compensation Committee also evaluates the total compensation of the executive officers in light of information regarding the compensation practices and corporate financial performance of other companies in the travel and incentive program businesses.

     In implementing its compensation program for executive officers, the Compensation Committee seeks to achieve a balance between compensation and the Company's annual and long-term budgets and business objectives, encourage executive performance in furtherance of stated Company goals, provide variable compensation based on the performance of the Company, create a stake in the executive officer's efforts by encouraging stock ownership in the Company, and align executive remuneration with the interests of the Company's stockholders.

     Compensation Program Components. The Compensation Committee regularly reviews the Company's compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. The particular elements of the compensation program for executive officers consist of the following:

     Base Salary. Base salaries for executive officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each executive officer's position, and the experience the individual brings to the position. Salaries are reviewed periodically and adjusted as warranted to reflect sustained individual performance. Base salaries are kept within a competitive range for each position, reflecting both job performance and market forces.

     Annual Bonus. There is no formula program for the granting of bonuses, as the Compensation Committee does not believe that this is in the best interests of the stockholders. However, the Compensation Committee considers the granting of annual cash bonuses to the executive officers and grants bonuses when they believe it is warranted. The primary purpose of any such bonus is to reward individual efforts in helping the Company achieve specific budget and performance goals and to adjust overall compensation to remain competitive and continue to retain qualified management. However, bonuses, when granted, relate to the Company's annual budget and overall performance.

     Long-Term Incentive Compensation. The Company's long-term incentive program consists of periodic grants of stock options, which are made at the discretion of the Compensation Committee under the Incentive Plan. Decisions made by the Compensation Committee regarding the amount of the grant and other discretionary aspects of the grant take into consideration Company performance, individual performance and experience, competitive forces to attract and retain senior management, and the nature and terms of grants made in prior years. Under the Incentive Plan, in addition to options, the Compensation Committee may also grant, in its discretion, stock appreciation rights and restricted stock, and may make other awards.

     Chief Executive Officer's Compensation. The Chief Executive Officer ("CEO") of the Company heads a group of senior management officers who participate in a common set of compensation criteria linked, in part, to the performance of the Company. The compensation of the CEO is determined by the Compensation Committee based upon its assessment of the Company's financial performance and nonfinancial factors which the Compensation Committee believes have an influence upon the Company's overall performance and its ability to remain competitive, including without limitation individual performance, level of experience, compensation paid to other executive officers of the Company and compensation paid to other CEOs of companies with which the Company competes. The Compensation Committee exercises its judgment in evaluating and weighing these various criteria, and such evaluation and weighing of criteria may vary at different times.

     Summary. The Compensation Committee believes that the total compensation program for executive officers of the Company is focused on increasing value for the Company's stockholders, by attracting and retaining the best qualified people as senior management and enhancing corporate performance. Furthermore, the Compensation Committee believes that executive compensation levels of the Company are competitive with the compensation programs provided by other corporations with which the Company competes. The foregoing report has been approved by all the members of the Compensation Committee.

                                          COMPENSATION COMMITTEE

                                          James L. Easton
                                          Richard D. C. Whilden
                                          Peter V. Ueberroth

PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total stockholder return since the Company's Common Stock became publicly traded on August 3, 1995, with the Nasdaq Market Index and a peer group comprised of companies in the travel and incentive programs businesses with which the Company generally competes. The peer group is comprised of the following companies: Caribiner International, Inc. and Intrav, Inc. The graph assumes that $100 was invested on August 3, 1995 in the Company's Common Stock, at the initial public offering price of $9.00 per share, and in each of the indexes mentioned above, and that all dividends were reinvested.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                     AMONG AMBASSADORS INTERNATIONAL, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

                        [PERFORMANCE GRAPH APPEARS HERE]

                                                      8/3/95  12/31/95   12/31/96   12/31/97   12/31/98
                                                      ------  --------   --------   --------   --------
Ambassadors International, Inc......................  100.0    108.3      104.2      216.7      169.9
Peer Group..........................................  100.0     87.2      108.0      192.3       60.6
Nasdaq Market Index.................................  100.0    102.7      127.7      156.2      220.3

COMPENSATION PLANS AND ARRANGEMENTS

Amended and Restated 1995 Equity Participation Plan

     In August 1995, the Company adopted the Incentive Plan to attract and retain directors, officers, key employees and consultants. An aggregate of 600,000 shares of the Common Stock (or their equivalent in other equity securities), subject to adjustment for stock splits, stock dividends and similar events, were authorized for issuance upon exercise of options, stock appreciation rights ("SARs"), and other awards, or as restricted or deferred stock awards under the Incentive Plan. Pursuant to a resolution adopted by the Board of Directors on February 20, 1998 and approved by the Company's stockholders at the 1998 Annual Meeting on May 15, 1998, the Incentive Plan was amended and restated to increase the number of shares available under the

Incentive Plan from 600,000 shares to 900,000 shares. No other change was made to the terms of the Incentive Plan.

     Pursuant to a resolution adopted by the Board of Directors on February 22, 1999, and subject to the approval of the Company's stockholders at the Annual Meeting, the Incentive Plan is proposed to be further amended (the "1999 Amendment") to increase the number of shares of available under the Incentive Plan from 900,000 shares to 1,400,000 shares. See "AMENDMENT TO AMENDED AND RESTATED 1995 EQUITY PARTICIPATION PLAN (Item 2 of the Proxy Card)." No other change is being proposed to the terms of the Incentive Plan. References to the Incentive Plan in this Proxy Statement include the Amended and Restated 1995 Equity Participation Plan, as proposed to be further amended by the 1999 Amendment.

     The following is a summary of the terms of the Incentive Plan.

     The Compensation Committee administers the Incentive Plan and determines to whom options, SARs, restricted stock, and other awards are to be granted and the terms and conditions, including the number of shares and the period of exercisability, thereof, except that outside directors are automatically granted options pursuant to a formula discussed below.

     The Incentive Plan authorizes the grant or issuance of various options and other awards to employees and consultants. The terms of each option or award are set forth in separate agreements. In addition, non-employee directors (including the directors who administer the plan) are eligible to receive non-discretionary grants of non-qualified stock options ("NQSOs") under the Incentive Plan pursuant to a formula. Pursuant to such formula, each of the Company's non-employee directors received, prior to the Company's initial public offering in August 1995, and all non-employee directors who join the Board of Directors after the Company's initial public offering receive, upon election, a grant of NQSOs to purchase 10,000 shares of the Company's Common Stock at the then fair market value per share.

     NQSOs may be granted to an employee or consultant for any term specified by the Compensation Committee and provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code (the "Code"), may be less than fair market value on the date of grant (but not less than par value), and may become exercisable (in the discretion of the Compensation Committee) in one or more installments after the grant date. NQSOs granted to non-employee directors become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of option grant, and the term of each such option is ten years without variation or acceleration under the Incentive Plan, except that any option granted to a non-employee director becomes immediately exercisable in full upon the retirement of the non-employee director in accordance with the Company's retirement policy applicable to directors.

     Incentive stock options may be granted only to employees and, if granted, will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including having an exercise price equal to at least 100% of the fair market value of the Common Stock on the grant date and a ten year restriction on their term, but may be subsequently modified to disqualify them from treatment as an incentive stock option.

     SARs may be granted to employees and consultants and may be granted in connection and simultaneously with the grant of an option, with respect to a previously granted option or independent of an option. Participants may receive dividend equivalents representing the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options, SARs or performance awards held by the participant.

     Performance awards may be granted by the Compensation Committee to employees and consultants and may include bonus or "phantom" stock awards that provide for payments based upon increases in the price of the Company's Common Stock over a predetermined period.

     Restricted stock may be sold to employees and consultants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Deferred stock may be awarded to employees and consultants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Compensation Committee. Whereas purchasers of restricted stock will have voting rights and will receive dividends prior to the time when the restrictions lapse, recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied. Stock payments may be awarded to employees and consultants and the number of shares shall be determined by the Compensation Committee and may be based upon the fair market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria.

     Payments for the shares purchased upon the exercise of options may be in cash or, at the discretion of the Compensation Committee (or the Board, in the case of NQSOs granted to non-employee directors), with shares of Common Stock owned by the optionee (or issuable upon exercise of the option) or with other lawful consideration, including services rendered.

     No restricted stock, deferred stock, option, SAR or other right to acquire Common Stock granted under the Incentive Plan may be assigned or transferred by the grantee, except by will or the laws of intestate succession, although such shares or the shares underlying such rights may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

     The Compensation Committee has the right to accelerate, in whole or in part, from time to time, including upon a change in control of the Company, conditionally or unconditionally, the right to exercise any option or other award granted under the Incentive Plan; provided, however, such acceleration shall not be permitted with respect to NQSOs granted to non-employee directors to the extent that such discretion would be inconsistent with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     Amendments to the Incentive Plan to increase the number of shares as to which options, SARs, restricted stock and other awards may be granted (except for adjustments resulting from stock splits, stock dividends and similar events) require the approval of the Company's stockholders. See "AMENDMENT TO AMENDED AND RESTATED 1995 EQUITY PARTICIPATION PLAN (Item 2 of the Proxy Card)" regarding the proposal to adopt the 1999 Amendment to increase the number of shares available under the Incentive Plan from 900,000 shares to 1,400,000 shares.

     The provisions of the Incentive Plan relating to options granted to non-employee directors may not be amended more than once in any six-month period other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the respective rules thereunder. In all other respects the Incentive Plan can be amended, modified, suspended or terminated by the Compensation Committee, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Amendments of the Incentive Plan will not, without the consent of the participant, affect such person's rights under an award previously granted, unless the award itself otherwise expressly so provides. The Incentive Plan will terminate after the earlier of the expiration of ten years from the date the Incentive Plan was adopted by the Board or the expiration of ten years from the date the Plan was approved by the Company's stockholders.

     During the fiscal year ended December 31, 1998, options to purchase a total of 247,100 shares of Common Stock were granted under the Incentive Plan, of which options to purchase 642,189 shares of Common Stock were outstanding and options to purchase 33,779 shares of Common Stock were forfeited at December 31, 1998. The exercise prices of the outstanding options range from $8.25 to $29.25 and all options granted have a term of ten years from the date of grant and vest in equal annual installments over a four-year period.

Profit Sharing Plan

     Effective January 1, 1993, the Company established a noncontributory profit sharing plan (the "Profit Sharing Plan"), available to employees of the Company who have completed two years of service and have reached the age of 21 and who are not governed by a collective bargaining agreement under which the retirement benefits have been the subject of good faith bargaining, unless such agreement expressly provides for the participation in this Plan. The Profit Sharing Plan provides full vesting upon eligibility and permits employees to direct the investment of the accounts. Contributions by the Company are determined at the discretion of the Board of Directors. The amount allocated to each participant's account is proportionately based on the employee's compensation compared to the total compensation for all participants in the group. Employees become 100% vested in their accounts immediately upon the effective date of participation. Participants' vested accounts are distributable upon the participant's disability, death, retirement or termination of employment. Distributions are subject to income taxes which may be deferred or reduced by various methods.

     During 1996, the assets of the Profit Sharing Plan were transferred into a new 401(k) Profit-Sharing Plan (the "401(k) Plan"). Employees are eligible to participate in the 401(k) Plan upon one year of service and 21 years of age. Employees may contribute up to 15% of their salary, subject to the maximum contribution allowed by the Internal Revenue Service. The Company's matching contribution is discretionary based upon approval by management. Employees are 100% vested in their contributions and vest in Company matching contributions equally over four years. During the year ended December 31, 1998, the Company contributed approximately $81,000 to the 401(k) Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the amount of shares of the Company beneficially owned as of February 28, 1999 by the Named Executive Officers, each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company's outstanding Common Stock, and all directors and executive officers as a group.

                                                              AMOUNT AND NATURE   PERCENT OF
                                                                OF BENEFICIAL      CLASS OF
                                                                OWNERSHIP OF        COMMON
NAME OF BENEFICIAL OWNER                                       COMMON STOCK(1)      STOCK
------------------------                                      -----------------   ----------
Peter V. Ueberroth(2).......................................      1,353,575          13.9%
John A. Ueberroth(3)........................................      1,341,585          13.8%
Jeffrey D. Thomas(4)........................................        155,100           1.6%
Ronald L. Merriman(5).......................................         50,000           *
James L. Easton(6)..........................................          7,500           *
John C. Spence(7)...........................................          8,500           *
Rafer L. Johnson(8).........................................          7,500           *
Richard D. C. Whilden(9)....................................         11,120           *
All Directors and Executive Officers of the Company as a
  group (8 people)..........................................      2,934,880          29.9%

5% STOCKHOLDERS
---------------
The Kaufmann Fund, Inc.(10).................................        940,000           9.7%
T. Rowe Price Associates, Inc.(11)..........................        852,200           8.8%
Wellington Management Co., LLP(12)..........................        631,400           6.4%

------------------------------
  *  Less than 1%

 (1) Includes shares issuable upon the exercise of options or warrants that are exercisable within 60 days of the date of this Proxy Statement. The shares underlying such options or warrants are deemed to be outstanding for the purpose of computing the percentage of outstanding stock owned by such persons individually and by each group of which they are a member, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

 (2) Chairman of the Board of the Company. These shares are held in a family trust of which Mr. Ueberroth is a co-trustee. Mr. Ueberroth's address is 1071 Camelback Street, Newport Beach, CA 92660.

 (3) President and Chief Executive Officer of the Company. Mr. Ueberroth's address is 1071 Camelback Street, Newport Beach, CA 92660.

 (4) Executive Vice President, Secretary and Chief Financial Officer of the Company. Consists of 111,350 shares of Common Stock held in a family trust and 43,750 shares of Common Stock issuable upon exercise of employee stock options. Mr. Thomas' address is 110 South Ferrall Street, Spokane, WA 99202.

 (5) Executive Vice President of the Company. Consists of 25,000 shares of Common Stock underlying a restrictive stock award to Mr. Merriman, which shares have vested, and 25,000 shares of Common Stock issuable upon exercise of employee stock options. Mr. Merriman resigned his positions with the Company in March 1999. Mr. Merriman's address is 1071 Camelback Street, Newport Beach, CA 92660.

 (6) Director. Consists of 7,500 shares of Common Stock issuable upon exercise of director options. Mr. Easton's address is 7855 Haskell Avenue, Van Nuys, CA 91406.

 (7) Director. Includes 7,500 shares of Common Stock issuable upon exercise of director options. Mr. Spence's address is 25 Via Lucca, Irvine, CA 92612.

 (8) Director. Consists of 7,500 shares of Common Stock issuable upon exercise of director options. Mr. Johnson's address is 6071 Bristol Parkway, #100, Culver City, CA 90230.

 (9) Director. Includes 7,500 shares of Common Stock issuable upon exercise of director options. Mr. Whilden's address is 106 So. Poinsettia Avenue, Manhattan Beach, CA 90266.

(10) The address of The Kaufmann Fund, Inc. is 140 East 45th Street, 43rd Floor, New York, NY 10017.

(11) As reported in a Schedule 13G filed with the Securities and Exchange Commission by T. Rowe Price Associates, Inc., whose address is 100 East Pratt Street, Baltimore, MD 21202. According to such Schedule 13G, these securities are owned by various individual and institutional investors, including T. Rowe Price New Horizon Funds, Inc. (which owns 500,000 shares), for which T. Rowe Price Associates, Inc. serves as an investment advisor with sole power to direct investments and/or vote the securities.
     T. Rowe Price Associates, Inc. expressly disclaims that it is the beneficial owner of such securities.

(12) As reported in a Schedule 13G filed with the Securities and Exchange Commission by Wellington Management Co., LLP, whose address is 75 State Street, Boston, MA 02109. According to such Schedule 13G, these securities are held by Wellington Management Co., LLP in its capacity as an investment adviser with the shared power to dispose of and/or vote the securities, and are owned of record by clients of Wellington Management Co., LLP.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who beneficially own more than 10% of a registered class of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("Commission"). Such officers, directors, and stockholders are required by Commission regulations to furnish the Company with copies of all such reports that they file. Based solely upon the Company's review of such forms furnished to the Company during the fiscal year ended December 31, 1998, and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders have been complied with.

                       AMENDMENT TO AMENDED AND RESTATED
                         1995 EQUITY PARTICIPATION PLAN
                           (ITEM 2 OF THE PROXY CARD)

     The Incentive Plan was originally adopted by the Company, and approved by the stockholders of the Company, in August 1995. On February 20, 1998, the Board of Directors unanimously adopted, and on May 15, 1998 the Company's stockholders approved, an amendment to the Incentive Plan, which was restated in its entirety. The purpose of this amendment was to increase the number of shares of the Company's Common Stock available for issuance thereunder from 600,000 shares to 900,000 shares.

     The Incentive Plan currently permits options to be granted covering up to 900,000 shares of Common Stock. The Board of Directors proposes to further amend the Incentive Plan, pursuant to the 1999 Amendment, to provide for another increase in the number of shares of Common Stock reserved for issuance thereunder, from 900,000 shares to 1,400,000 shares. No other change is being proposed to the terms of the Incentive Plan. As of February 28, 1999, approximately 69% of the shares of Common Stock reserved for issuance under the Incentive Plan were subject to outstanding options leaving only 277,487 shares of Common Stock reserved for issuance under the Incentive Plan. The Board of Directors believes that the proposed increase in the number of shares of Common Stock available for issuance as provided in the Incentive Plan will provide the Compensation Committee with greater flexibility in the administration of the Incentive Plan and is appropriate in light of the growth of the Company and the addition of new employees who will be subject to the Incentive Plan. The increase in the number of shares authorized for issuance as provided in the Incentive Plan would represent approximately 5% of the issued and outstanding shares of Common Stock of the Company as of February 28, 1999.

     The principal features of the Incentive Plan are summarized above under "Compensation Plans and Arrangements -- Amended and Restated 1995 Equity Participation Plan." That summary is not intended to be complete and reference should be made to the Incentive Plan itself for a complete understanding of its terms and provisions. A copy of the Incentive Plan, as proposed to be amended by the 1999 Amendment, is set forth in Exhibit "A" to this Proxy Statement.

THE BOARD RECOMMENDS A VOTE FOR ADOPTION OF THE PROPOSED AMENDMENT TO THE AMENDED AND RESTATED 1995 EQUITY PARTICIPATION PLAN.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                           (ITEM 3 OF THE PROXY CARD)

     The Board of Directors has selected PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company's independent accountants for the year ending December 31, 1999, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporation Law does not require the ratification of the selection of independent accountants by the Company's stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it advisable that the stockholders pass upon such selection. A representative of PricewaterhouseCoopers is not expected to be present at the Annual Meeting.

     In the event the stockholders fail to ratify the selection of PricewaterhouseCoopers, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS.

                                 OTHER BUSINESS

     The Company does not know of any other business to be presented to the Annual Meeting and does not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

                             STOCKHOLDER PROPOSALS

     Any proposals of security holders which are intended to be presented at next year's annual meeting must be received by the Company at its principal executive offices on or before December 17, 1999, in order to be considered for inclusion in the Company's proxy materials relating to that meeting.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     A copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission is available upon written request and without charge to stockholders by writing to Jeffrey D. Thomas, Chief Financial Officer, Ambassadors International, Inc., Dwight D. Eisenhower Building, 110 South Ferrall Street, Spokane, Washington 99202.

                                          By Order of the Board of Directors

                                          /s/ JEFFREY D. THOMAS
                                          Jeffrey D. Thomas
                                          Secretary

Spokane, Washington
April 14, 1999

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

                            THE AMENDED AND RESTATED
                         1995 EQUITY PARTICIPATION PLAN
                                       OF
                        AMBASSADORS INTERNATIONAL, INC.
                      (INCLUDING PROPOSED 1999 AMENDMENT)

     Ambassadors International, Inc., a Delaware corporation, has adopted The Amended and Restated 1995 Equity Participation Plan of Ambassadors International, Inc. (the "Plan"), effective May 15, 1998, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

     The purposes of this Plan are as follows:

          (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I

                                  DEFINITIONS

     1.1 General. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

     1.2  Award Limit. "Award Limit" shall mean 100,000 shares of Common Stock.

     1.3  Board. "Board" shall mean the Board of Directors of the Company.

     1.4  Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.5 Committee. "Committee" shall mean the Compensation Committee of the Board, or a subcommittee of the Board, appointed as provided in Section 9.1.

     1.6 Common Stock. "Common Stock" shall mean the common stock of the Company, par value $0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

     1.7 Company. "Company" shall mean Ambassadors International, Inc., a Delaware corporation.

     1.8  Deferred Stock. "Deferred Stock" shall mean Common Stock awarded under
Article VII of this Plan.

     1.9  Director. "Director" shall mean a member of the Board.

     1.10 Dividend Equivalent. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock awarded under Article VII of this Plan.

     1.11 Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.12 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.13 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the mean between the highest and lowest selling price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or (iii) if Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

     1.14 Grantee. "Grantee" shall mean an Employee or consultant granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

     1.15 Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

     1.16 Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

     1.17 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

     1.18 Option. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

     1.19 Optionee. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

     1.20 Performance Award. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

     1.21 Plan. "Plan" shall mean The Amended and Restated 1995 Equity Participation Plan of Ambassadors International, Inc.

     1.22 Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

     1.23 Restricted Stockholder. "Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

     1.24 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     1.25 Stock Appreciation Right. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of this Plan.

     1.26 Stock Payment. "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or consultant in cash, awarded under Article VII of this Plan.

     1.27 Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.28 Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of Optionee, Grantee or Restricted Stockholder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including without limitation, resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

     1.29 Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

     1.30 Termination of Employment. "Termination of Employment " shall mean the time when the employee-employer relationship between the Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment, continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

     2.1  Shares Subject to Plan.

     (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $0.01 per share. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed One Million Four Hundred Thousand (1,400,000). The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

     (b) The maximum number of shares which may be subject to Options or Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are cancelled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Company's Common Stock, the transaction is treated as a cancellation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be canceled and the Stock Appreciation Right deemed to be granted are counted against the Award Limit.

     2.2 Unexercised Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is cancelled without having been fully exercised, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

                                  ARTICLE III

                              GRANTING OF OPTIONS

     3.1 Eligibility. Subject to the Award Limit, any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

     3.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     3.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an Employee.

     3.4  Granting of Options.

          (a) The Committee shall from time to time, in its absolute discretion, and subject to the applicable limitations of this Plan:

              (i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

              (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

             (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

             (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          (b) Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

          (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

          (d) Each person who is an Independent Director as of the date of the initial public offering of Common Stock automatically shall be granted an option to purchase ten thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial public offering. When a person is initially elected to the Board following the date of the initial public offering of Common Stock and is then an Independent Director, each such new Independent Director automatically shall be granted an Option to purchase ten thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of his or her election to the Board. Members of the Board who are Employees who subsequently retire from the Company and remain on the Board will not receive an Option grant pursuant to this Section 3.4(d). All the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.

                                   ARTICLE IV

                                TERMS OF OPTIONS

     4.1 Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     4.2 Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, and in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, as well as Options granted to Independent Directors, such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted and in the case of Incentive Stock Options such price shall not be less than the greater of: (i) 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, or (ii) 110% of the Fair Market Value of a share of Common Stock on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

     4.3 Option Term. The term of an Option (other than an Option granted to an Independent Director) shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

     4.4  Option Vesting.

     (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that no Option granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. At any time after grant of an Option, the Committee (or the Board) may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests. Notwithstanding the foregoing, all Options granted to Independent Directors shall become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of Option grant, and the term of each such Option shall be ten years without variation or acceleration hereunder, except as provided in Section 10.4 and except that any Option granted to an Independent Director shall become immediately exercisable in full upon the retirement of the Independent Director in accordance with the Company's retirement policy applicable to Directors.

     (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of a Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee with respect to Options granted to Employees or consultants, either in the Stock Option Agreement or in a resolution adopted following the grant of the Option.

     (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     4.5 Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year after the Option is granted (or until the next annual meeting of stockholders of the Company, in the case of an Independent Director). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

     5.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     5.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

     (a) A written notice complying with the applicable rules established by the Committee or the Board stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

     (b) Such representations and documents as the Committee or the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

     (c) In the event that the Option shall be exercised pursuant to Section
10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

     (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Committee (or the Board, in the case of Options granted to Independent Directors), the terms of the Option may (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) subject to the timing requirements of Section 5.3, allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board, or (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv) and (v). In the case of a promissory note, the Committee or the Board may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     5.3 Certain Timing Requirements. At the discretion of the Committee (or Board, in the case of Options granted to Independent Directors), shares of Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Exchange Act, only
(i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.

     5.4 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or Board shall, in its absolute discretion, determine to be necessary or advisable;

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee or Board may establish from time to time for reasons of administrative convenience; and

     (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

     5.5 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

     5.6 Ownership and Transfer Restrictions. The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                           AWARD OF RESTRICTED STOCK

     6.1  Award of Restricted Stock.

     (a) The Committee shall from time to time, in its absolute discretion:

           (i) Select from among the key Employees or consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

          (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

     (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

     (c) Upon the selection of a key Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     6.2 Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

     6.3 Consideration. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the

Restricted Stock is issued. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

     6.4 Rights as Stockholders. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however,that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

     6.5 Restriction. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months have elapsed from (but excluding) the date on which the Restricted Stock was issued, and provided, further, that by a resolution adopted after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon the termination of his consulting relationship with the Company.

     6.6 Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a termination of any consulting relationship between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

     6.7 Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     6.8 Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                  ARTICLE VII

                   PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                         DEFERRED STOCK, STOCK PAYMENTS

     7.1 Performance Awards. Any key Employee or consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or consultant.

     7.2 Dividend Equivalents. Any key Employee or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

     7.3 Stock Payments. Any key Employee or consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee on the date such Stock Payment is made or on any date thereafter.

     7.4 Deferred Stock. Any key Employee or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

     7.5 Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

     7.6 Term. The term of a Performance Award, Dividend Equivalent award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

     7.7 Exercise Upon Termination of Employment. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

     7.8  Payment on Exercise. Payment of the amount determined under Section
7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.4.

     7.9 Consideration. In consideration of the granting of a Performance Award, Dividend Equivalent award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after such

Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted. Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                  ARTICLE VIII

                           STOCK APPRECIATION RIGHTS

     8.1 Grant of Stock Appreciation Rights. Subject to the Award Limit, a Stock Appreciation Right may be granted to any key Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose, and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him under this Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

     8.2  Coupled Stock Appreciation Rights.

     (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

     (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

     (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

     8.3  Independent Stock Appreciation Rights.

     (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee.

An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

     (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

     8.4  Payment and Limitations on Exercise.

     (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.4 hereinabove pertaining to Options.

     (b) Grantees of Stock Appreciation Rights who are subject to Section 16 of the Exchange Act may, in the discretion of the Board or Committee, be required to comply with any timing or other restrictions under Rule 16b-3 applicable to the settlement or exercise of a Stock Appreciation Right.

     8.5 Consideration. In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Stock Appreciation Right is granted. Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE IX

                                 ADMINISTRATION

     9.1 Compensation Committee. The Compensation Committee (or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "disinterested person" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     9.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

     9.3 Majority Rule. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     9.4 Compensation: Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

     10.1 Not Transferable. Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

     During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

     10.2 Amendment, Suspension or Termination of this Plan. This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Notwithstanding the foregoing, the provisions of this Plan relating to formula Option grants to Independent Directors, including the amount, price and timing thereof, shall not be amended more than once in any six-month period other than to comport with changes, in the Code, the Employee Retirement Income Security Act, or the respective rules thereunder. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

     (a) The expiration of ten years from the date the Plan is adopted by the Board; or

     (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.5.

     10.3 Changes in Common Stock or Assets of the Company. In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend, or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for which Options, Restricted Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Deferred Stock awards or Stock Payments may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and of the Award limit described in Section 1.2, and appropriate adjustments shall be made by the Board in the number and kind of shares for the purchase of which Options are granted to Independent Directors under Section 3.4(d).

     In the event of such a change or exchange, subject to the other provisions of this Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall also make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or portions thereof then unexercised, shall be exercisable and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock. Such adjustment shall be made with the intent that after the change or exchange of shares, each Optionee's and each Grantee's and each Restricted Stockholder's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment may include a necessary or appropriate corresponding adjustment in Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment exercise price, but shall be made without change in the total price applicable to the Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment, or the unexercised portion thereof (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

     Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(h)(3) of the Code.

     Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend or combination, or other adjustment or event which results in shares of Common Stock being exchanged for or converted into cash, securities or other property, the Company will have the right to terminate this Plan as of the date of the exchange or conversion, in which case all options, rights and other awards under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

     In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion make an appropriate and equitable adjustment to the Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment exercise price to reflect such diminution.

     10.4 Merger of the Company. In the event of the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company:

     (a) At the discretion of the Committee (or the Board, in the case of Options granted to Independent Directors), the terms of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment may provide that it cannot be exercised after such event.

     (b) In its discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in this Plan or in the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

     (c) In its discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or by a resolution adopted prior to the occurrence of such event that upon such event, such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment shall be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

     (d) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 after such event.

     (e) None of the foregoing discretionary terms of this Section 10.4 shall be permitted with respect to Options granted under Section 3.4(d) to Independent Directors to the extent that such discretion would be inconsistent with the requirements of Rule 16b-3.

     10.5 Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan, Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be cancelled and become null and void.

     10.6 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. Subject to the timing requirements of
Section 5.3, the Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

     10.7 Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

     10.8 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to a key Employee or Director who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule, and this Plan shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of this Plan, any Option or Stock Appreciation Right intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

     10.9 Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

     10.10 Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     10.11 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

     10.12 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

PROXY


                        AMBASSADORS INTERNATIONAL, INC.
                             110 So. Ferrall Street
                               Spokane, WA 99202


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Peter V. Ueberroth and John A. Ueberroth as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of the Common Stock of Ambassadors International, Inc. (the "Company") held of record by the undersigned as of the close of business on April 8, 1999, at the Annual Meeting of Stockholders to be held on May 14, 1999 and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.



-------------------------------------------------------------------------------

                           -- FOLD AND DETACH HERE --

                                                                Please mark  ___
                                                              your votes as
                                                               indicated in   X
                                                               this example. ___

                                                        WITHHOLD
                                               FOR ALL   FOR ALL                                              FOR  AGAINST  ABSTAIN
1. Election of Class III Directors:                                   2. Approval of certain amendments to
   Rafer L. Johnson and John C. Spence          [  ]      [  ]           the Company's Amended and Restated   [  ]   [  ]    [  ]
                                                                         1995 Equity Participation Plan,
To withhold authority to vote for any                                    described in the accompanying
individual nominee, write the nominee's                                  Proxy Statement.
name on the line provided below:
                                                                                                              FOR  AGAINST  ABSTAIN
                                                                      3. Ratification of the selection of
                                                                         PricewaterhouseCoopers LLP           [  ]   [  ]    [  ]
____________________________________________                             as the Company's independent
                                                                         auditors.

                                                                      4. In their discretion, the Proxies
                                                                         are authorized to vote upon such
                                                                         other business as may properly
                                                                         come before the Annual Meeting or
                                                                         any adjournment thereof.

                                                                         All other proxies heretofore given by the undersigned to
                                                                         vote shares of the Common Stock of the Company, which the
                                                                         undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders or any adjournment or postponement thereof, are hereby expressly revoked.

                                                                         Please date this Proxy and sign it exactly as your name or names appear above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor,
                                                                         administrator, trustee or guardian, please give your full
                                                                         title as such. If shares are held by a corporation, please sign in full corporate name by the President or other
                                                                         authorized officer. If shares are held by a partnership,
                                                                         please sign in full partnership name by an authorized
                                                                         person.



Signature(s) ______________________________________________________________________________________ Dated: __________________, 1999


-----------------------------------------------------------------------------------------------------------------------------------

                                                   -- FOLD AND DETACH HERE --
